iShares®
iShares, Inc.
Supplement dated October 29, 2025
to the currently effective Prospectus
for the iShares MSCI Global Energy Producers ETF (FILL) (the “Fund”)
This supplement includes and supersedes information contained in the Prospectus supplement dated August 25, 2025.
Effective October 29, 2025, the following changes are made to the Prospectus:

1.	Name and Ticker Symbol.
The Fund’s name is changed to “iShares U.S. Power Infrastructure ETF”, and the Fund’s ticker symbol is changed to “POWR”. Accordingly, all references in the Prospectus to “iShares MSCI Global Energy Producers ETF” are replaced with “iShares U.S. Power Infrastructure ETF,” and all references to “FILL” are replaced with “POWR”.

2.	Investment Objective. In the Fund Summary for the Fund, under the heading titled “Investment Objective”, the disclosure is deleted and replaced with the following:
The iShares U.S. Power Infrastructure ETF (the “Fund”) seeks to track the investment results of an index composed of public companies involved in U.S. power infrastructure.

3.	Change in Fiscal Year. Effective as of September 1, 2025, the Fund’s fiscal year end was changed from August 31 to March 31. In the Fund Summary for the Fund, in the paragraph titled “Portfolio Turnover”, the disclosure is deleted and replaced with the following to reflect such change:
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund has changed its fiscal year end from August 31 to March 31. During the fiscal year ended August 31, 2024, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

4.	Principal Strategies.

a.	In the Fund Summary for the Fund, under the heading titled “Principal Investment Strategies”, the first paragraph is deleted and replaced with the following:
The Fund seeks to track the investment results of the S&P U.S. Power Infrastructure Select Index (the “Underlying Index”), which measures the performance of equity securities of U.S.-domiciled companies involved in U.S. power infrastructure, as determined by S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”). The Index Provider constructs the Underlying Index by including those companies within the S&P 1500 Composite Index (the “Parent Index”) that derive at least 50% of their total revenue from U.S. power infrastructure-related businesses, excluding certain natural gas companies, as defined by FactSet’s Revere Business Industry Classification System (“RBICS”).
The U.S. power infrastructure-related businesses include the following sub‑themes: (i) energy supply for electrification, (ii) power generation, and (iii) power transmission, power distribution, storage that each include various RBICS groups of sub‑industries. The Index Provider assigns each identified company to one of the sub‑themes based on (1) the primary source of revenue or (2) other factors, including a company’s business description, when the primary source of revenue is not definitive on a sub‑theme.

Constituents of the Underlying Index are weighted by float-adjusted market capitalization subject to a capping methodology at each quarterly rebalance. The capping methodology limits the weight of (1) any single company to a maximum of 6% of the Underlying Index; (2) all companies with a weight above 4.5% to an aggregate of 45% of the Underlying Index; (3) companies in the power generation sub‑theme to 50% of the Underlying Index; and (4) companies in the energy supply for electrification and power transmission, power distribution, storage sub‑themes to an aggregate of 50% of the Underlying Index.
The Underlying Index is rebalanced quarterly and reconstituted annually in December.
The Underlying Index includes large-, mid‑ and small-capitalization companies and may change over time. As of August 31, 2025, a significant portion of the Underlying Index is represented by securities of companies in the industrials and utilities industries or sectors. The components of the Underlying Index are likely to change over time.

b.	In the Fund Summary for the Fund, under the heading titled “Principal Investment Strategies”, the last paragraph is deleted and replaced with the following:
The Underlying Index is a product of SPDJI, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

5.	Principal Risks

a.	In the Fund Summary for the Fund, under the heading titled “Summary of Principal Risks”, the following risk disclosures are added as the first and second risks:
Utility Companies Risk. The utilities sector is generally subject to significant government regulation and oversight, including restrictions on rates as well as environmental and other regulations. Utility companies also may face risks related to, among other things, natural disasters, cyber or other attacks, capital project funding, energy price volatility and increased competition.
Industrial Companies Risk. Industrial companies face a number of risks, including supply chain and distribution disruptions, business interruptions, product obsolescence, third-party vendor risks, cyber attacks, trade disputes, product recalls, liability claims, scarcity of materials or parts, excess capacity, changes in consumer preferences, and volatility in commodity prices and currencies. The performance of such companies may also be affected by technological developments, labor relations, legislative and regulatory changes, government spending policies, and changes in domestic and international economies.

b.	In the Fund Summary for the Fund, under the heading titled “Summary of Principal Risks”, the following risk disclosures are deleted:
Currency Risk, Energy Companies Risk, Large Shareholder and Large Scale Redemption Risk, National Closed Market Trading Risk, Non‑U.S. Securities Risk, Reliance on Trading Partners Risk, Risk of Investing in China, Risk of Investing in Developed Countries, Risk of Investing in Russia and Risk of Investing in Saudi Arabia.

6.	Performance Information. In the Fund Summary for the Fund, under the heading titled “Performance Information”, the Average Annual Total Returns table is deleted in its entirety and replaced as follows:

Average Annual Total Returns (for the periods ended December 31, 2023)
	One Year	Five Years	Ten Years

(Inception Date: 1/31/2012)

Return Before Taxes	4.09%	10.30%	2.98%

Return After Taxes on Distributions	3.06%	9.21%	2.14%

Return After Taxes on Distributions and Sale of Fund Shares	3.11%	8.01%	2.17%

S&P Total Market Index[1] (Returns do not reflect deductions for fees, expenses or taxes)	26.06%	15.05%	11.40%

S&P U.S. Power Infrastructure Select Index (Spliced)[2,3] (Returns do not reflect deductions for fees, expenses or taxes except as noted)	4.21%	10.05%	2.74%

MSCI All Country World Index (Net)[1,3] (Returns do not reflect deductions for fees, expenses or taxes except for withholding taxes on reinvested dividends)	22.20%	11.72%	7.93%

[1]	The Fund is changing its broad-based index from the MSCI All Country World Index to the S&P Total Market Index in connection with changing its Underlying Index as Fund management believes the S&P Total Market Index is more representative of the investments in which the Fund will invest.

[2]	The S&P U.S. Power Infrastructure Select Index (Spliced) reflects the performance of the MSCI ACWI Select Energy Producers Investable Market Index (Net) through October 28, 2025 and the S&P U.S. Power Infrastructure Select Index thereafter, which reflect the times when each index was the Underlying Index of the Fund.

[3]	Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non‑residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.

7.	Underlying Index and Investment Objective. In the table under the section titled “More Information About the Funds”, the information for the Fund is deleted and replaced by the following:

Fund	Underlying Index	Investment Objective
iShares U.S. Power Infrastructure ETF[1]	S&P U.S. Power Infrastructure Select Index[1]	The iShares U.S. Power Infrastructure ETF seeks to track the investment results of an index composed of public companies involved in U.S. power infrastructure.

[1]	Effective October 29, 2025, the name of the Fund changed from the iShares MSCI Global Energy Producers ETF to the iShares U.S. Power Infrastructure ETF, and the Fund’s Underlying Index changed from the MSCI ACWI Select Energy Producers Investable Market Index to the S&P U.S. Power Infrastructure Select Index.

8.	Borrowing. In the table under the section titled “More Information About the Funds – Borrowing”, the reference to the Fund is deleted.

9.	Additional Information about the Funds’ Risks. In the table under the section titled “Additional Information about the Funds’ Risks”, the following changes are made for the Fund:

a.	Utility Companies Risk and Industrial Companies Risk are checked as Principal Risks of the Fund.

b.	Energy Companies Risk and Large Shareholder and Large Scale Redemption Risk are checked as Other Risks of the Fund.

c.
Borrowing Risk, Currency Risk, National Closed Market Trading Risk, Non‑U.S. Securities Risk, Reliance on Trading Partners Risk, Risk of Investing in China, Risk of Investing in Developed Countries, Risk of Investing in Russia, and Risk of Investing in Saudi Arabia are removed as risks of the Fund

10.	ETF Share Creations and Redemptions. In the table under the section “Shareholder Information – Creations and Redemptions”, the information for the Fund is deleted and replaced by the following:

Fund	In‑Kind	Partial Cash	All Cash

iShares U.S. Power Infrastructure ETF	✓

11.	Index Provider and Disclaimer. The following disclosure is added at the end of the section titled “Index Provider and Disclaimers”:
S&P Dow Jones Indices LLC
S&P Dow Jones Indices LLC (“SPDJI”) is a resource for index-based concepts, data and research. SPDJI provides financial, economic and investment information and analytical services to the financial community. SPDJI calculates and maintains the S&P Global 1200, which includes the S&P 500® for the U.S., the S&P Europe 350 for Continental Europe, Ireland and the U.K., the S&P/TOPIX 150 for Japan, the S&P Asia 50, the S&P/TSX 60TM for Canada, the S&P/ASX 50 and the S&P Latin America 40. SPDJI also publishes the S&P MidCap 400®, S&P SmallCap 600®, S&P Total Market Index and S&P U.S. REIT for the U.S. SPDJI calculates and maintains the S&P Global Broad Market Index (BMI) Series, a set of rules-based equity benchmarks covering developed and emerging countries around the world. Company additions to and deletions from an S&P equity index do not in any way reflect an opinion on the investment merits of the company.
The following applies with respect to each Underlying Index provided by SPDJI:
The Underlying Index is a product of SPDJI, and has been licensed for use by BFA or its affiliates. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Company. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Company and BFA and their affiliates with respect to the Underlying Index is the licensing of the Underlying Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The Underlying Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Company, BFA or its affiliates or the Fund. S&P Dow Jones Indices have no obligation to take the needs of BFA or its affiliates or the owners of shares of the Fund into consideration in determining, composing or calculating the

Underlying Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of shares of the Fund or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. There is no assurance that investment products based on the Underlying Index will accurately track index performance or provide positive investment returns. SPDJI is not an investment adviser. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY BFA OR ITS AFFILIATES, OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND BFA OR ITS AFFILIATES, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
IS‑A‑POWR‑1025

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE

iShares®

iShares, Inc.

Supplement dated October 29, 2025

to the currently effective Statement of Additional Information (“SAI”)

for the iShares MSCI Global Energy Producers ETF (FILL) (the “Fund”)

This supplement includes and supersedes information contained in the SAI supplement dated August 25, 2025.

Effective October 29, 2025, the following changes are made to the SAI:

1.	Name and Ticker Symbol.

The Fund’s name is changed to “iShares U.S. Power Infrastructure ETF”, and the Fund’s ticker symbol is changed to “POWR”. Accordingly, all references in the SAI to “iShares MSCI Global Energy Producers ETF” are replaced with “iShares U.S. Power Infrastructure ETF,” and all references to “FILL” are replaced with “POWR”.

2.	Change in Fiscal Year. Effective as of September 1, 2025, the Fund’s fiscal year end was changed from August 31 to March 31.

3.	Borrowing. Under the section titled “Investment Strategies and Risks – Borrowing”, the second sentence of the first paragraph is amended to remove the Fund from the list of funds that have entered into a syndicated line of credit with the Bank of New York Mellon.

4.	Investment Strategies and Risks. Under the sections titled “Investment Strategies and Risks” and “General Considerations and Risks”, the following sections no longer apply to the Fund: Currency Transactions; Non-U.S. Securities; Custody Risk; and Risk of Investing in Non-U.S. Equity Securities.

5.	Construction and Maintenance of the Fund’s Underlying Index.

a.	The subsection titled “The MSCI Indexes – MSCI ACWI Select Energy Producers Investable Market Index (IMI)” under the section “Construction and Maintenance of the Underlying Indexes” is deleted.

b.

After the section titled “Construction and Maintenance of the Underlying Indices – The MSCI Indexes”, the following sub-section titled “Construction and Maintenance of the Underlying Indices – The S&P Indexes” is added:

The S&P Indexes

Component Selection Criteria for Domestic Indexes. S&P Dow Jones Indices LLC’s (“SPDJI”) various Index Committees are responsible for the overall management of S&P Dow Jones Indices LLC’s indices (“S&P DJI Indices”). Issuers (i.e., the “components”) selected for the Standard & Poor’s Financial Services LLC (“S&P”) U.S. indexes represent a broad range of industry segments within the U.S. economy. The starting universe of publicly traded U.S. issuers classified by the Global Industry Classification Standard (GICS®) is screened to eliminate ADRs, mutual funds, limited partnerships, royalty trusts, certain holding issuers, OTC bulletin board issues, pink sheet-listed issues, closed-end funds, ETFs and tracking stocks. REITs, except for mortgage REITs, are eligible for inclusion in the Indexes. The stock of each constituent must trade on either the New York Stock Exchange (“NYSE”), the NYSE Amex Equities or on Nasdaq. Additionally, only one share class per constituent will be included in an Index. The share class is selected by SPDJI and is generally defined as the largest, most liquid share class. Issuers with multiple share classes will have the classes combined for purposes of calculation of market capitalization. The following criteria are then analyzed to determine an issuer’s eligibility for inclusion in the S&P Indexes: (i) ownership of an issuer’s outstanding common stock, in order to screen out closely held issuers; (ii) trading volume of an issuer’s shares, in order to ensure ample liquidity and efficient share pricing; and (iii) the financial and operating condition of an issuer.

The S&P DJI’s Indices are capitalization-weighted, based on the following formula: number of outstanding shares of a constituent (as determined by the float-adjusted market capitalization using SPDJI’s methodology) multiplied by the constituent’s share price. Issuers with float-adjusted market capitalizations below certain thresholds are not eligible for the Indexes. In addition, the market capitalization of an issuer eligible for inclusion typically must be greater than the Index’s minimum market capitalization at the time it is being considered for Index inclusion. The market capitalizations of an Index’s components are adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The market capitalizations of an Index’s constituent are adjusted for all strategic holdings, including private, corporate, and government holdings.

Issue Changes. General oversight responsibility for the S&P DJI Indices, including overall policy guidelines and methodology, is handled by the S&P Global Index Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of S&P staff specialized in the various regional equity markets and, in some cases, with the assistance of local stock exchanges. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.

Index Maintenance. Maintaining the S&P DJI Indices includes monitoring and completing the adjustments for issuer additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. An issuer will be removed from the S&P DJI Indices as a result of mergers/acquisitions, bankruptcy, or restructuring. An issuer is removed from the relevant index as close as possible to the actual date on which the event occurred. An issuer can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group. All replacement issuers are selected based on the above component section criteria.

When calculating index weights, individual components shares held by governments, corporations, strategic partners, or other control groups are excluded from the issuer’s shares outstanding. Shares owned by other issuers are also excluded regardless of whether they are index components. In countries with regulated environments, where a foreign investment limit exists at the sector or issuer level, the constituent’s weight will reflect either the foreign investment limit or the percentage float, whichever is the more restrictive.

Each issuer’s financial statements will be used to update the major shareholders’ ownership. However, during the course of the year, SPDJI also monitors each issuer’s Investable Weight Factor (“IWF”), which is SPDJI’s term for the mathematical float factor used to calculate the float adjustment. If a change in IWF is caused by a mandatory corporate action (i.e., merger, takeover, spin-off, or rights offering), a float adjustment will be implemented as soon as reasonably possible.

Changes in the number of shares outstanding driven by corporate events such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Material share changes resulting from certain non-mandatory corporate actions follow S&P DJI’s accelerated implementation rules with sufficient advance notification. Non-material share changes are implemented quarterly on the Friday near the end of the calendar quarter. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on www.us.spindices.com.

Index Availability. The S&P Indexes are calculated continuously and are available from major data vendors.

Exchange Rates. SPDJI uses the World Markets/Reuters Closing Spot Rates taken at 4:00 p.m. London time. Prior to January 31, 2013, SPDJI used the currency exchange (FX) rate corresponding to 5:15 p.m. Eastern time. In case World Markets/Reuters does not provide rates for specific markets on given days (for example, Christmas Day and New Year’s Day), the previous business day’s rates are normally used. SPDJI independently monitors the exchange rates on all its indexes. SPDJI may under exceptional circumstances elect to use alternative sources of exchange rates if the World Markets/Reuters rates are not available, or if SPDJI determines that the World Markets/Reuters rates are not reflective of market circumstances for a given currency on a particular day.

S&P U.S. Power Infrastructure Select Index

Number of Components: approximately 66

Index Description. The S&P U.S. Power Infrastructure Select Index (the “Underlying index”)is designed to measure the performance of equity securities of U.S.-domiciled companies involved in U.S. power infrastructure, as determined by SPDJI. SPDJI constructs the Underlying Index by including those companies within the S&P 1500 Composite Index that derive at least 50% of their total revenue from U.S. power infrastructure-related businesses, excluding certain natural gas companies as described below, as defined by FactSet’s Revere Business Industry Classification System (“RBICS”).

The U.S. power infrastructure-related businesses include the following sub-themes: (i) energy supply for electrification, (ii) power generation, and (iii) power transmission, power distribution, storage, which each include various RBICS groups of subindustries. The Index Provider assigns each identified company to one of the sub-themes based on (1) the primary source of revenue or (2) other factors, including a company’s business description, when the primary source of revenue is not definitive on a sub-theme.

The sub-themes include the following RBICS Level 6 categories:

1. Energy supply for electrification: Natural Gas Suppliers, Nuclear Power Suppliers, Coal Power Suppliers, Power Generation Infrastructure Support;

2. Power generation: Electric Utilities, Nuclear Power Generation, Mixed Power Generation, Natural Gas Power Generation, Coal Power Generation, Renewable/Alternatives Power Generation;

3. Power transmission, power distribution, storage: Power Transmission/Distribution and Energy Storage.

SPDJI makes certain revenue adjustments for companies that derive a majority of their revenue within the Natural Gas Suppliers category so that only certain revenues tied to natural gas are counted for purposes of constituent selection.

Constituents of the Underlying Index are weighted by float-adjusted market capitalization subject to a capping methodology at each quarterly rebalance. The capping methodology limits the weight of (1) any single company to a maximum of 6% of the Underlying Index; (2) all companies with a weight above 4.5% to an aggregate of 45% of the Underlying Index; (3) companies in the power generation sub-theme to 50% of the Underlying Index; and (4) companies in the energy supply for electrification and power transmission, power distribution, storage sub-themes to an aggregate of 50% of the Underlying Index.

The Underlying Index is rebalanced quarterly and reconstituted annually in December.

6.	Securities Lending.

a.	Under the section titled “Investment Advisory, Administrative and Distribution Services – Securities Lending”, the fifth paragraph is amended with respect to just the Fund to state that pursuant to the Securities Lending Agency Agreement (i) domestic equity funds, such as the Fund, retain 81% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.

b.

Under the section titled “Investment Advisory, Administrative and Distribution Services – Securities Lending”, the sixth paragraph (addressing when aggregate securities lending income earned across the iShares Complex in a calendar year exceeds specified thresholds) is amended with respect to just the Fund to state that pursuant to the Securities Lending Agency Agreement (i) the Fund retains 84% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.

7.	Creation and Redemption of Creation Units.

a.

Under the section titled “Creation and Redemption of Creation Units – Fund Deposit”, the fourth sentence of the third paragraph is amended to remove the Fund from the list of funds defined as “Partial Cash Funds”.

b.	Under the section titled “Creation and Redemption of Creation Units – Cash Purchase Method”, the first sentence is revised and restated as follows:

Although the Company does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified (Creation Units of the Cash Funds are generally offered solely for cash, while Creation Units of the Partial Cash Funds are generally offered partially for cash), they will be effected in essentially the same manner as in-kind purchases thereof.

c.	In the table under the section titled “Creation and Redemption of Creation Units – Costs Associated with Creation Transactions”, the information for the Fund is revised and restated as follows:

Standard Creation Transaction Fee	Maximum Additional Charge*

$100	3.0%

*	As a percentage of the net asset value per Creation Unit.

d.

The section titled “Creation and Redemption of Creation Units – Redemption of Creation Units” is amended to state that the Fund generally redeems Creation Units for Fund Securities, but the Fund reserves the right to utilize a cash option for redemption of Creation Units.

e.	In the table under the section titled “Creation and Redemption of Creation Units – Costs Associated with Redemption Transactions”, the information for the Fund is revised and restated as follows:

Standard Redemption Transaction Fee	Maximum Additional Charge*

$100	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-SAI-POWR-1025

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE